July 2, 2007

The Dreyfus Family of Funds
Supplement to Statement of Additional Information

Dreyfus Service Corporation changed its name to “MBSC Securities Corporation” (“MBSC”). All information in this Statement of Additional Information relating to “Dreyfus Service Corporation”, “DSC”, or the “distributor” now relates to MBSC.

MBSC also serves as the distributor for Mellon Funds Trust and, effective June 30, 2007, became the distributor for the Mellon Institutional Funds.